MERRILL LYNCH
GLOBAL
CONVERTIBLE
FUND, INC.







FUND LOGO






Semi-Annual Report

April 30, 1998





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Global Convertible
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.

Officers and
Directors

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Daniel A. Luchansky, Vice President
Gerald M. Richard, Treasurer
Lawrence A. Rogers, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



PROXY
RESULTS

Merrill Lynch Global Convertible Fund, Inc. shareholders voted on the following proposal. The proposal was approved at a
special shareholder's meeting on April 7, 1998. The description of the proposal and number of shares voted are as follows:
                                                       Shares Voted     Shares Voted     Shares Voted
                                                            For            Against         Abstain
1. To consider and act upon a proposal to approve
   the Agreement and Plan of Reorganization between
   the Fund and Merrill Lynch Convertible Fund, Inc.     1,252,771          22,320          94,904




Merrill Lynch Global Convertible Fund, Inc., April 30, 1998


TO OUR SHAREHOLDERS


During the quarter ended April 30, 1998, most global convertible markets, with the exception of those in the Asian region, realized notably positive results. US stocks moved steadily higher in the quarter, recovering after a short, but sharp, downturn in early January. These impressive gains can be attributed to a variety of factors including: continued low inflation, aided by declining energy prices and downward price pressure from Asian imports; high liquidity among the investing public, as evidenced by record mutual fund inflows; positive demographic trends; and strong economic growth. Not surprisingly, these events continue to foster an increase in investor confidence. Furthermore, the decline of most Asian markets during the quarter has not yet spread to other global markets. The European equity markets' performance surpassed that of the United States, with some indexes posting impressive returns of more than 20%.

Notwithstanding the historically high stock valuations now afforded to stocks, the positive economy is seen as just right by equity investors. The domestic bond market, however, had slightly negative returns during the quarter, with bond yields rising over the 6% level for the first time since early December 1997. Since bond investors traditionally have a contrarian opinion toward a robust economy, rapid growth and a tight labor market are seen as possible harbingers of inflation.

For the quarter ended April 30, 1998, the majority of Merrill Lynch Global Convertible Fund, Inc. remained in domestic issues, at 54% of net assets. We continued to maintain some exposure to European markets through our holdings in Great Britain and Finland. Our exposure to the Pacific Basin remained limited at approximately 9% of net assets because of continuing uncertainty about the prospect for recovery in this region.

For the quarter ended April 30, 1998, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +8.95%, +8.66%, +8.69% and +8.97%, respectively. The Fund outperformed the Lipper Overseas Global Convertible Funds Average of 20 funds, which had a return of +7.79% for the April quarter. The Fund's outperformance is partially attributable to the strong price gains of some of our larger holdings, most notably AEGON N.V. and WHX Corp., whose common stock appreciated 41% and 31%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3 and 4 of this report to shareholders.)

We implemented a variety of changes to the portfolio this quarter, including the addition of Assisted Living Concepts, Inc., a leading operator of assisted-living residences; Magna International, Inc., a supplier of original equipment components to the auto industry; and Metsa-Serla OY, the leading paper company of Finland. We took profits and eliminated AEGON N.V., Alaska Air Corporation and Sanofi S.A. from the portfolio since they reached our price targets and the convertibles reached absolute price levels that no longer provided downside protection from declines in the common stock price.

Currently, we remain somewhat cautious toward equities, but continue to view the climate for convertible securities as favorable. We remain partial toward domestic issues, but are committed to search globally for appropriate investments. With current equity prices near the high end of historical valuation ranges (25 times price/earnings ratio and 6 times price/book value per share for the unmanaged Standard & Poor's 500 Composite Index), we intend to remain defensively postured as we place an emphasis on higher premium, less equity-sensitive, higher credit quality convertible issues. Compared to equities, convertible securities' total returns historically capture about three-quarters of a stock market's advance, but only participate in about half of a market's decline while having a substantially higher current yield. In addition, compared to the fixed-income universe, convertible securities are consistently ranked among the best-performing subcategories as measured by Lipper Analytical Services over all measured time periods. For these reasons, we continue to believe that convertible issues are likely to offer exceptional upside potential during firm equity and bond markets, while offering a degree of protection when market conditions become negative.


In Conclusion
This will be our final shareholder report for Merrill Lynch Global Convertible Fund, Inc. Effective May 11, 1998, Merrill Lynch Global Convertible Fund, Inc. merged with Merrill Lynch Convertible Fund, Inc. We thank you for past participation, and we look forward to your participation in Merrill Lynch Convertible Fund, Inc.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Daniel A. Luchansky)
Daniel A. Luchansky
Vice President and Portfolio Manager



June 8, 1998




PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Global Convertible Fund, Inc., April 30, 1998


PERFORMANCE DATA (concluded)


Recent
Performance
Results
                                                                                                Ten Years/        Standardized
                                                               12 Month        3 Month       Since Inception      30-day Yield
                                                             Total Return    Total Return      Total Return      As of 4/30/98
ML Global Convertible Fund, Inc. Class A Shares*                +21.54%        + 8.95%           +125.99%              1.35%
ML Global Convertible Fund, Inc. Class B Shares*                +20.21         + 8.66            +106.10               0.41
ML Global Convertible Fund, Inc. Class C Shares*                +20.14         + 8.69            + 45.21               0.39
ML Global Convertible Fund, Inc. Class D Shares*                +21.23         + 8.97            + 49.79               1.11
Dow Jones Industrial Average**                                  +31.57         +15.10     +463.73/+500.24/+152.56
S&P 500 Index**                                                 +41.07         +13.84     +423.55/+466.16/+157.86
Japan Nikkei Dow Jones 225**++                                  -18.33         - 5.94     -44.04/-42.99/-21.40
London Financial Times Index**                                  +33.64         + 8.61     +223.19/+228.95/+95.47

 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/inception dates are: Class A Shares, 11/04/88; Class B Shares, ten years ended 4/30/98; and Class C and Class D Shares, 10/21/94.

**An unmanaged broad-based index comprised of common stocks. Ten year/since inception total returns are: from 11/04/88 to 4/30/98; for the ten years ended 4/30/98; and from 10/21/94 to 4/30/98, respectively.

++Index is expressed in base currency terms (yen).




Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/98                        +21.74%        +15.35%
Five Years Ended 3/31/98                  +10.13         + 8.95
Inception (11/04/88) through 3/31/98      + 8.87         + 8.25

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/98                        +20.53%        +16.53%
Five Years Ended 3/31/98                  + 9.00         + 9.00
Ten Years Ended 3/31/98                   + 7.52         + 7.52

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/98                        +20.37%        +19.37%
Inception (10/21/94) through 3/31/98      +10.99         +10.99

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/98                        +21.45%        +15.08%
Inception (10/21/94) through 3/31/98      +11.94         +10.20

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.





SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)
NORTH                              Shares                                                                   Value   Percent of
AMERICA      Industries             Held               Common Stocks                        Cost          (Note 1a) Net Assets
Canada       Metals & Mining        20,000    Inco, Limited                             $   364,012      $   351,250    1.35%

                                              Total Investments in Canadian
                                              Common Stocks                                 364,012          351,250    1.35


United       Consumer Products      10,000    RJR Nabisco Holdings Corp.                    320,600          278,125    1.07
States
             Pharmaceuticals         1,091  ++Crescendo Pharmaceuticals Corp.                12,547           13,365    0.05

                                              Total Investments in United States
                                              Common Stocks                                 333,147          291,490    1.12


                                                   Convertible Preferred Stocks


United       Oil & Gas               7,000    Lomak Petroleum, Inc., $5.75 Pfd. (b)         350,000          293,125    1.13
States       Producers              10,000    Occidental Petroleum Corp., Pfd.,
                                              Series A                                      580,600          757,500    2.91
                                                                                       ------------     ------------  -------
                                                                                            930,600        1,050,625    4.04
             Real Estate            20,000    Merry Land & Investment Company,

             Investment Trust                 Inc., Pfd.                                    509,462          537,500    2.06

             Retail                 10,000    Kmart Corp., Financing I, Pfd.                556,850          657,500    2.53

             Steel                  30,000    USX Capital Trust I, Pfd.                   1,387,500        1,531,875    5.89
                                    20,000    WHX Corp., Pfd., Series B                     993,700        1,082,500    4.16
                                                                                       ------------     ------------  -------
                                                                                          2,381,200        2,614,375   10.05

                                              Total Investments in United States
                                              Convertible Preferred Stocks                4,378,112        4,860,000   18.68


                                    Face
                                   Amount             Convertible Bonds

United       Assisted                         Assisted Living Concepts, Inc.:
States       Living         US$    300,000      6% due 11/01/2002                           300,000          320,250    1.23
                                   200,000      5.625% due 5/01/2003                        200,000          191,250    0.74
                                                                                       ------------     ------------  -------
                                                                                            500,000          511,500    1.97

             Automobile Parts      500,000    Magna International, Inc., 4.875%
                                              due 2/15/2005 (b)                             500,000          566,250    2.18
                                 1,500,000    The Pep Boys--Manny, Moe & Jack, 4%
                                              due 9/01/1999                               1,461,250        1,470,000    5.65
                                                                                       ------------     ------------  -------
                                                                                          1,961,250        2,036,250    7.83

             Banking               435,000    BankAtlantic Bancorp, Inc., 5.625%
                                              due 12/01/2007                                435,000          517,650    1.99

             Construction          300,000    New World Infrastructure, 1% due
                                              4/15/2003                                     300,000          282,750    1.09

             Consumer Products     500,000    Sunbeam Corporation, 5%* due
                                              3/25/2018 (b)                                 187,117          153,750    0.59



Merrill Lynch Global Convertible Fund, Inc., April 30, 1998



SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
NORTH AMERICA                       Face                                                                    Value   Percent of
(concluded)  Industries            Amount            Convertible Bonds                      Cost          (Note 1a) Net Assets
United       Environmental    US$  600,000    U.S. Filter Corp., 4.50% due
States                                        12/15/2001                               $    636,000     $    642,750    2.47%
(concluded)
             Health Services       800,000    PhyCor, Inc., 4.50% due 2/15/2003             744,000          726,000    2.79

             Medical               800,000    ThermoTrex Corp., 3.25% due 11/01/2007        800,000          736,000    2.83
             Equipment

             Mining                250,000    Coeur D'Alene Mines Corp., 7.25% due
                                              10/31/2005 (b)                                183,750          229,687    0.88

             Office Supplies       600,000    US Office Products Co., 5.50% due
                                              5/15/2003                                     549,000          562,500    2.16

             Oil Service           500,000    Key Energy Group, Inc., 5% due 9/15/2004      417,150          418,750    1.61

             Pharmaceuticals       500,000    Alza Corp., 5% due 5/01/2006                  522,500          690,625    2.66

             Restaurants           350,000    Hometown Buffet, Inc., 7% due 12/01/2002      351,750          456,750    1.76

             Retail Stores         250,000    The Home Depot, Inc., 3.25% due
                                              10/01/2001                                    254,687          388,750    1.49

             Scientific            500,000    Thermo Instrument Systems, Inc., 4%
             Instruments                      due 1/15/2005                                 500,000          552,500    2.12

                                              Total Investments in United States
                                              Convertible Bonds                           8,342,204        8,906,212   34.24

                                              Total Investments in North American
                                              Securities                                 13,417,475       14,408,952   55.39


PACIFIC                           Shares
BASIN                              Held                Common Stocks

Hong Kong    Utilities--            50,000    Shandong Huaneng Power Company
             Electric                         Ltd. (ADR)(a)                                 503,000          362,500    1.39

                                              Total Investments in Hong Kong
                                              Common Stocks                                 503,000          362,500    1.39


                                   Face
                                  Amount             Convertible Bonds

Japan        Chemicals    YEN   50,000,000    No. 6 Sumitomo Bakelite Co., Ltd.,
                                              1.20% due 9/29/2006                           521,478          490,382    1.88

             Electronics        50,000,000    No. 5 Matsushita Electric Industrial
                                              Co., 1.30% due 3/29/2002                      513,387          507,422    1.95
                                30,000,000    No. 3 Sony Corp., 1.40% due 9/30/2003         361,653          462,133    1.78
                                30,000,000    No. 2 Tokyo Electron Ltd., 0.90% due
                                              9/30/2003                                     343,548          379,658    1.46
                                                                                       ------------     ------------  -------
                                                                                          1,218,588        1,349,213    5.19

             Food &             14,000,000    No. 1 Sanyo Coca-Cola Bottling, Inc.,
             Beverage                         0.90% due 6/30/2003                           146,267          100,939    0.39

                                              Total Investments in Japanese
                                              Convertible Bonds                           1,886,333        1,940,534    7.46


                                              Total Investments in Pacific Basin
                                              Securities                                  2,389,333        2,303,034    8.85


WESTERN
EUROPE


Finland      Paper          US$    100,000    Metsa-Serla OY, 4.375% due 10/15/2002         103,250          106,750    0.41

                                              Total Investments in Finnish
                                              Convertible Bonds                             103,250          106,750    0.41


United       Food &      Pound     500,000    Allied-Lyons PLC, 6.75% due 7/07/2008         858,247          883,435    3.40
Kingdom      Beverage    Sterling

                                              Total Investments in United Kingdom
                                              Convertible Bonds                             858,247          883,435    3.40


                                              Total Investments in Western
                                              European Securities                           961,497          990,185    3.81


SHORT-TERM
SECURITIES                                            Issue

             Commercial     US$  1,297,000    Associates Corp. of North America,
             Paper**                          5.56% due 5/01/1998                         1,297,000        1,297,000    4.98
                                 1,297,000    General Electric Capital Corp., 5.56%
                                              due 5/01/1998                               1,297,000        1,297,000    4.99
                                 1,297,000    General Motors Acceptance Corp.,
                                              5.56% due 5/01/1998                         1,297,000        1,297,000    4.99
                                                                                       ------------     ------------  -------
                                                                                          3,891,000        3,891,000   14.96

             US Government       4,259,000    US Treasury Bills, 3.75% due 5/07/1998      4,256,338        4,256,338   16.36
             Obligations**

                                              Total Investments in Short-Term
                                              Securities                                  8,147,338        8,147,338   31.32


             Total Investments                                                         $ 24,915,643       25,849,509   99.37
                                                                                       ============
             Other Assets Less Liabilities                                                                   162,966    0.63
                                                                                                        ------------  -------
             Net Assets                                                                                 $ 26,012,475  100.00%
                                                                                                        ============  =======


          (a)American Depositary Receipts (ADR).
          (b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
           ++Non-income producing security .
            *Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase.
           **Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.


             See Notes to Financial Statements.




Merrill Lynch Global Convertible Fund, Inc., April 30, 1998


STATEMENT OF ASSETS AND LIABILITIES
                    As of April 30, 1998
Assets:             Investments, at value (identified cost--$24,915,643) (Note 1a)                          $ 25,849,509
                    Foreign cash (Note 1b)                                                                       107,065
                    Receivables:
                      Securities sold                                                      $    746,736
                      Interest                                                                  135,167
                      Dividends                                                                  12,580
                      Capital shares sold                                                         2,491          896,974
                                                                                           ------------
                    Prepaid expenses and other assets (Note 1f)                                                   44,033
                                                                                                            ------------
                    Total assets                                                                              26,897,581
                                                                                                            ------------

Liabilities:        Payables:
                      Capital shares redeemed                                                    52,978
                      Distributor (Note 2)                                                       15,122
                      Investment adviser (Note 2)                                                14,150           82,250
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       802,856
                                                                                                            ------------
                    Total liabilities                                                                            885,106
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 26,012,475
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $     30,073
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            136,894
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                              9,099
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             54,216
                    Paid-in capital in excess of par                                                          19,938,008
                    Accumulated distributions in excess of investment income--net
                    (Note 1g)                                                                                   (313,151)
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                                 5,221,421
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                            935,915
                                                                                                            ------------
                    Net assets                                                                              $ 26,012,475
                                                                                                            ============

Net Asset           Class A--Based on net assets of $3,404,637 and 300,727 shares
Value:                       outstanding                                                                    $      11.32
                                                                                                            ============
                    Class B--Based on net assets of $15,459,015 and 1,368,941 shares
                             outstanding                                                                    $      11.29
                                                                                                            ============
                    Class C--Based on net assets of $1,024,797 and 90,989 shares
                             outstanding                                                                    $      11.26
                                                                                                            ============
                    Class D--Based on net assets of $6,124,026 and 542,156 shares
                             outstanding                                                                    $      11.30
                                                                                                            ============


                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 1998
Investment          Interest and discount earned (net of $849 foreign withholding tax)                      $    356,287
Income              Dividends (net of $150 foreign withholding tax)                                              302,978
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                                 659,265
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $     87,914
                    Account maintenance and distribution fees--Class B (Note 2)                  81,609
                    Professional fees                                                            38,720
                    Registration fees (Note 1f)                                                  37,221
                    Printing and shareholder reports                                             36,379
                    Accounting services (Note 2)                                                 29,199
                    Directors' fees and expenses                                                 27,402
                    Transfer agent fees--Class B (Note 2)                                        20,643
                    Custodian fees                                                                8,974
                    Account maintenance fees--Class D (Note 2)                                    7,807
                    Transfer agent fees--Class D (Note 2)                                         6,995
                    Account maintenance and distribution fees--Class C (Note 2)                   5,633
                    Transfer agent fees--Class A (Note 2)                                         3,754
                    Pricing fees                                                                  2,845
                    Transfer agent fees--Class C (Note 2)                                         1,504
                    Other                                                                         3,796
                                                                                           ------------
                    Total expenses                                                                               400,395
                                                                                                            ------------
                    Investment income--net                                                                       258,870
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                        4,906,913
(Loss) on             Foreign currency transactions--net                                        (61,209)       4,845,704
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       (2,421,036)
(Notes 1b, 1c,        Foreign currency transactions--net                                          2,526       (2,418,510)
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                      2,427,194
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $  2,686,064
                                                                                                            ============

                    See Notes to Financial Statements.



Merrill Lynch Global Convertible Fund, Inc., April 30, 1998



STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended     Year Ended
                                                                                            April 30,       October 31,
                    Increase (Decrease) in Net Assets:                                         1998             1997
Operations:         Investment income--net                                                 $    258,870     $  1,052,103
                    Realized gain on investments and foreign currency
                    transactions--net                                                         4,845,704        3,352,084
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   (2,418,510)       3,163,032
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      2,686,064        7,567,219
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                        --         (339,437)
Shareholders          Class B                                                                        --         (569,149)
(Note 1g):            Class C                                                                        --          (57,198)
                      Class D                                                                        --         (168,936)
                    In excess of investment income--net:
                      Class A                                                                        --          (14,383)
                      Class B                                                                        --          (24,118)
                      Class C                                                                        --           (2,424)
                      Class D                                                                        --           (7,159)
                    Realized gain on investments--net:
                      Class A                                                                  (478,086)        (371,547)
                      Class B                                                                (2,387,534)        (771,279)
                      Class C                                                                  (163,285)         (84,137)
                      Class D                                                                  (907,417)        (171,039)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (3,936,322)      (2,580,806)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital share transactions       (1,659,554)     (45,343,049)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total decrease in net assets                                             (2,909,812)     (40,356,636)
                    Beginning of period                                                      28,922,287       69,278,923
                                                                                           ------------     ------------
                    End of period                                                          $ 26,012,475     $ 28,922,287
                                                                                           ============     ============

                    See Notes to Financial Statements.




FINANCIAL HIGHLIGHTS
                                                                                           Class A
                    The following per share data and ratios            For the
                    have been derived from information                Six Months
                    provided in the financial statements.               Ended
                                                                      April 30,        For the Year Ended October 31,
                    Increase (Decrease) in Net Asset Value:             1998++     1997++    1996++    1995       1994
Per Share           Net asset value, beginning of period              $  11.87   $  10.54  $  10.71  $  10.75   $  11.08
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .15        .33       .32       .42        .33
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                      .96       1.47       .62       .11       (.27)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.11       1.80       .94       .53        .06
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --       (.24)     (.48)     (.46)      (.30)
                      In excess of investment income--net                   --       (.01)       --        --         --
                      Realized gain on investments--net                  (1.66)      (.22)     (.63)     (.11)      (.09)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (1.66)      (.47)    (1.11)     (.57)      (.39)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  11.32   $  11.87  $  10.54  $  10.71   $  10.75
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  10.89%+++  17.79%     9.34%     5.10%       .61%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.24%*     1.81%     1.57%     1.38%      1.66%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               2.64%*     3.01%     3.05%     4.03%      2.97%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  3,404   $  3,466  $ 17,741  $ 23,634   $  7,850
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  71.90%     33.42%    14.72%   101.12%     38.04%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++                  $  .0523   $  .0607  $  .0679        --         --
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                  ++Based on average shares outstanding.
                ++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregrate total investment return.


                    See Notes to Financial Statements.



Merrill Lynch Global Convertible Fund, Inc., April 30, 1998



FINANCIAL HIGHLIGHTS (continued)
                                                                                           Class B
                    The following per share data and ratios            For the
                    have been derived from information                Six Months
                    provided in the financial statements.               Ended
                                                                      April 30,        For the Year Ended October 31,
                    Increase (Decrease) in Net Asset Value:             1998++     1997++    1996++    1995       1994
Per Share           Net asset value, beginning of period              $  11.90   $  10.61  $  10.77  $  10.80   $  11.13
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .09        .21       .21       .37        .21
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                      .96       1.49       .62       .05       (.25)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.05       1.70       .83       .42       (.04)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --       (.18)     (.36)     (.34)      (.20)
                      In excess of investment income--net                   --       (.01)       --        --         --
                      Realized gain on investments--net                  (1.66)      (.22)     (.63)     (.11)      (.09)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (1.66)      (.41)     (.99)     (.45)      (.29)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  11.29   $  11.90  $  10.61  $  10.77   $  10.80
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  10.31%+++  16.56%     8.13%     4.01%      (.37%)
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             3.27%*     2.87%     2.64%     2.37%      2.69%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               1.61%*     1.92%     1.98%     2.95%      1.95%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 15,459   $ 17,730  $ 38,830  $ 58,660   $ 53,121
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  71.90%     33.42%    14.72%   101.12%     38.04%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++                  $  .0523   $  .0607  $  .0679        --         --
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                  ++Based on average shares outstanding.
                ++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregrate total investment return.


                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
                                                                                           Class C
                    The following per share data and ratios            For the                                    For the
                    have been derived from information                Six Months                                  Period
                    provided in the financial statements.               Ended                                   Oct.21, 1994++
                                                                      April 30,  For the Year Ended October 31,  to Oct. 31,
                    Increase (Decrease) in Net Asset Value:             1998++++   1997++++  1996++++  1995       1994++++
Per Share           Net asset value, beginning of period              $  11.87   $  10.59  $  10.75  $  10.81   $  10.74
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .09        .21       .21       .36         --
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                 .96       1.47       .62       .05        .07
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.05       1.68       .83       .41        .07
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --       (.17)     (.36)     (.36)        --
                      In excess of investment income--net                   --       (.01)       --        --         --
                      Realized gain on investments--net                  (1.66)      (.22)     (.63)     (.11)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (1.66)      (.40)     (.99)     (.47)        --
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  11.26   $  11.87  $  10.59  $  10.75   $  10.81
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  10.32%+++  16.40%     8.14%     3.89%       .65%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             3.29%*     2.89%     2.65%     2.41%      5.64%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                        1.64%*     1.91%     1.97%     2.99%     (1.74%)*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  1,025   $  1,112  $  4,123  $  4,598   $    203
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  71.90%     33.42%    14.72%   101.12%     38.04%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++++                $  .0523   $  .0607  $  .0679        --         --
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



Merrill Lynch Global Convertible Fund, Inc., April 30, 1998



FINANCIAL HIGHLIGHTS (concluded)
                                                                                           Class D
                    The following per share data and ratios            For the                                    For the
                    have been derived from information                Six Months                                  Period
                    provided in the financial statements.               Ended                                   Oct.21, 1994++
                                                                      April 30,  For the Year Ended October 31,  to Oct. 31,
                    Increase (Decrease) in Net Asset Value:             1998++++   1997++++  1996++++  1995       1994++++
Per Share           Net asset value, beginning of period              $  11.86   $  10.55  $  10.72  $  10.76   $  10.69
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .13        .30       .31       .42         --
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                 .97       1.47       .61       .09        .07
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.10       1.77       .92       .51        .07
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --       (.23)     (.46)     (.44)        --
                      In excess of investment income--net                   --       (.01)       --        --         --
                      Realized gain on investments--net                  (1.66)      (.22)     (.63)     (.11)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (1.66)      (.46)    (1.09)     (.55)        --
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  11.30   $  11.86  $  10.55  $  10.72   $  10.76
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  10.81%+++  17.41%     9.07%     4.87%       .65%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.49%*     2.09%     1.77%     1.62%      5.13%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                        2.38%*     2.69%     2.85%     3.79%     (1.24%)*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  6,124   $  6,614  $  8,585  $  3,499   $    179
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  71.90%     33.42%    14.72%   101.12%     38.04%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++++                $  .0523   $  .0607  $  .0679        --         --
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.




Merrill Lynch Global Convertible Fund, Inc., April 30, 1998




NOTES TO FINANCIAL STATEMENTS (continued)


* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may by imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.65% of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                         Account      Distribution
                                     Maintenance Fee      Fee

Class B                                   0.25%           0.75%
Class C                                   0.25%           0.75%
Class D                                   0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended April 30, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                         MLFD          MLPF&S

Class A                                   $ 1           $ 10
Class D                                   $77           $945

For the six months ended April 30, 1998, MLPF&S received contingent deferred sales charges of $2,391 and $239 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $3,306 in commissions on the execution of portfolio security transactions for the Fund for the six months ended April 30, 1998.

During the six months ended April 30, 1998, the Fund paid Merrill
Lynch Security Pricing Service, an affiliate of MLPF&S, $76 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent. Accounting services are provided to the Fund by MLAM at cost. Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1998 were $16,864,276 and $25,066,032, respectively.

Net realized gains (losses) for the six months ended April 30, 1998 and net unrealized gains as of April 30, 1998 were as follows :


                                    Realized
                                     Gains        Unrealized
                                    (Losses)        Gains

Long-term investments            $  5,578,799   $    933,866
Short-term investments                     29             --
Short sales                          (671,915)            --
Foreign currency transactions         (61,209)         2,049
                                 ------------   ------------
Total                            $  4,845,704   $    935,915
                                 ============   ============


As of April 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $933,866, of which $1,410,234 related to appreciated securities and $476,368 related to depreciated securities. At April 30, 1998, the aggregate cost of investments for Federal income tax purposes was $24,915,643.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions were $1,659,554 and $45,343,049 for the six months ended April 30, 1998 and the year ended October 31, 1997, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended April 30, 1998                  Shares        Amount

Shares sold                            31,621   $    344,581
Shares issued to shareholders in
reinvestment of distributions          41,966        428,466
                                 ------------   ------------
Total issued                           73,587        773,047
Shares redeemed                       (64,849)      (706,694)
                                 ------------   ------------
Net increase                            8,738   $     66,353
                                 ============   ============


Class A Shares for the Year                         Dollar
Ended October 31, 1997                Shares        Amount

Shares sold                         1,031,544   $ 11,066,318
Shares issued to shareholders in
reinvestment of dividends
and distributions                      59,638        620,254
                                 ------------   ------------
Total issued                        1,091,182     11,686,572
Shares redeemed                    (2,482,772)   (26,937,299)
                                 ------------   ------------
Net decrease                       (1,391,590)  $(15,250,727)
                                 ============   ============


Class B Shares for the Six Months                   Dollar
Ended April 30, 1998                  Shares        Amount

Shares sold                            76,238   $    814,073
Shares issued to shareholders in
reinvestment of distributions         177,101      1,809,979
                                 ------------   ------------
Total issued                          253,339      2,624,052
Shares redeemed                      (374,560)    (4,099,771)
                                 ------------   ------------
Net decrease                         (121,221)  $ (1,475,719)
                                 ============   ============



Merrill Lynch Global Convertible Fund, Inc., April 30, 1998



NOTES TO FINANCIAL STATEMENTS (concluded)


Class B Shares for the Year                         Dollar
Ended October 31, 1997                Shares        Amount

Shares sold                           314,434   $  3,542,687
Shares issued to shareholders in
reinvestment of dividends
and distributions                      99,185      1,040,450
                                 ------------   ------------
Total issued                          413,619      4,583,137
Automatic conversion of shares        (28,947)      (322,485)
Shares redeemed                    (2,553,205)   (28,269,334)
                                 ------------   ------------
Net decrease                       (2,168,533)  $(24,008,682)
                                 ============   ============


Class C Shares for the Six Months                   Dollar
Ended April 30, 1998                  Shares        Amount

Shares sold                            13,585   $    150,763
Shares issued to shareholders in
reinvestment of distributions          13,085        133,469
                                 ------------   ------------
Total issued                           26,670        284,232
Shares redeemed                       (29,352)      (321,229)
                                 ------------   ------------
Net decrease                           (2,682)  $    (36,997)
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended October 31, 1997                Shares        Amount

Shares sold                            45,903    $   515,280
Shares issued to shareholders in
reinvestment of dividends
and distributions                      11,375        118,943
                                 ------------   ------------
Total issued                           57,278        634,223
Shares redeemed                      (352,854)    (3,888,088)
                                 ------------   ------------
Net decrease                         (295,576)  $ (3,253,865)
                                 ============   ============


Class D Shares for the Six Months                   Dollar
Ended April 30, 1998                  Shares        Amount

Shares sold                            49,631   $    576,648
Shares issued to shareholders in
reinvestment of distributions          60,837        620,538
                                 ------------   ------------
Total issued                          110,468      1,197,186
Shares redeemed                      (125,953)    (1,410,377)
                                 ------------   ------------
Net decrease                          (15,485)  $   (213,191)
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended October 31, 1997                Shares        Amount

Shares sold                            40,916    $   459,749
Automatic conversion of shares         29,028        322,485
Shares issued to shareholders in
reinvestment of dividends
and distributions                      23,285        243,244
                                 ------------   ------------
Total issued                           93,229      1,025,478
Shares redeemed                      (349,497)    (3,855,253)
                                 ------------   ------------
Net decrease                         (256,268)  $ (2,829,775)
                                 ============   ============


5. Commitments:
At April 30, 1998, the Fund had entered into foreign exchange contracts under which it had agreed to sell various foreign currencies with an approximate value of $748,000.

6. Acquisition of the Fund by Merrill Lynch Convertible
Fund, Inc.:
On May 11, 1998, Merrill Lynch Convertible Fund, Inc. acquired all of the net assets of the Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 2,709,866 Common Stock shares of the Fund for 1,792,015 Common Stock shares of Merrill Lynch Convertible Fund, Inc. The Fund's net assets on that date of $24,651,436, including $838,915 of unrealized appreciation and $30,089 of accumulated net realized capital losses, were combined with those of Merrill Lynch Convertible Fund, Inc. The aggregate net assets of Merrill Lynch Convertible Fund, Inc. immediately after the acquisition amounted to $114,949,653.